UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2020 (October 6, 2020)

MONTES ARCHIMEDES ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-39597	85-1830874
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

724 Oak Grove, Suite 130 Menlo Park, CA	94025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 905-4500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one warrant	MAACU	The NASDAQ Stock Market LLC

Shares of Class A common stock included as part of the units	MAAC	The NASDAQ Stock Market LLC

Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	MAACW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 6, 2020, the Registration Statement on Form S-1 (File No. 333-248802) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Montes Archimedes Acquisition Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On October 9, 2020 the Company consummated the IPO of 40,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock, $0.0001 par value per share (the “Class A Common Stock”), and one-half of one warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $400,000,000. The Company has granted the underwriters of the IPO a 45-day option to purchase up to an additional 6,000,000 Units at the initial public offering price to cover over-allotments, if any. Further, in connection with the IPO, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

•	an Underwriting Agreement, dated October 6, 2020, by and between the Company, Citigroup Global Markets Inc. and Jefferies LLC, as representatives of the underwriters named therein, which contains customary representations and warranties and indemnification of the underwriters by the Company;

•	a Private Placement Warrants Purchase Agreement, dated October 6, 2020, between the Company and Patient Square Capital LLC (the “Sponsor”), pursuant to which the Sponsor purchased 10,000,000 private placement warrants, each exercisable to purchase one share of Class A Common Stock at $11.50 per share, at a price of $1.00 per warrant (the “Private Placement Warrants” and, together with the Public Warrants, the "Warrants");

•	a Warrant Agreement, dated October 6, 2020, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Warrants; certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Warrants; certain registration rights of the holders of Warrants; provision for amendments to the Warrant Agreement; and indemnification of the warrant agent by the Company under the agreement;

•	an Investment Management Trust Agreement, dated October 6, 2020, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Placement Warrants, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

•	a Registration and Stockholder Rights Agreement, dated October 6, 2020, between the Company and the Sponsor and certain directors of the Company, which provides for customary demand and piggy-back registration rights for the Sponsor, and customary piggy-back registration rights for such directors, as well as certain transfer restrictions applicable to the Sponsor with respect to the Company’s securities, and, upon consummation of our initial business combination, the right of the Sponsor to nominate three individuals for election to the Company’s board of directors;

•	Letter Agreement, dated October 6, 2020, between the Company and the Sponsor, pursuant to which the Sponsor has agreed to vote any shares of Class A Common Stock held by it in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 24 months; to certain transfer restrictions with respect to the Company’s securities; and to certain indemnification obligations of the Sponsor; and pursuant to which the Company has agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor; and

•	Letter Agreement, dated October 6, 2020, between the Company and each of the officers and directors of the Company, pursuant to which each officer and director of the Company has agreed to vote any shares of Class A Common Stock held by him or her in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 24 months; to certain transfer restrictions with respect to the Company’s securities; and to certain indemnification obligations of the Sponsor; and pursuant to which the Company has agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor; and

•	an Administrative Services Agreement, dated October 6, 2020, by and between the Company and an affiliate of the Sponsor, pursuant to which the Sponsor has agreed to make available office space and certain administrative and support services, as may be required by the Company from time to time, for $10,000 per month until the Company’s initial business combination or liquidation.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 10.3, 4.4, 10.1, 10.2, 10.8, 10.9 and 10.5 respectively.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneous with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the private placement of 10,000,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant, generating total proceeds of $10,00,000 (the “Private Placement”). The Private Placement Warrants, which were purchased by the Sponsor, are substantially similar to the Public Warrants, except that if held by the Sponsor or its permitted transferees, they (i) may be exercised for cash or on a cashless basis, (ii) are not subject to being called for redemption under certain redemption scenarios and (iii) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination. If the Private Placement Warrants are held by holders other than the Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by the Company under all redemption scenarios and exercisable by holders on the same basis as the Public Warrants. The Private Placement Warrants have been issued pursuant to, and are governed by the Warrant Agreement.

Item 5.03. Amendments to Certificate of Incorporation.

On October 6, 2020, the Company adopted its Amended and Restated Certificate of Incorporation. The Amended and Restated Certificate of Incorporation is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
1.1	Underwriting Agreement by and between the Company, Citigroup Global Markets Inc. and Jefferies LLC
3.1	Amended and Restated Certificate of Incorporation
4.1	Warrant Agreement between Continental Stock Transfer & Trust Company and the Company
10.1	Investment Management Trust Account Agreement between Continental Stock Transfer & Trust Company and the Company
10.2	Registration and Stockholder Rights Agreement among the Company, the Sponsor and certain directors of the Company
10.3	Private Placement Warrants Purchase Agreement between the Company and the Sponsor
10.5	Administrative Services Agreement between the Company and an affiliate of the Sponsor
10.8	Letter Agreement between the Company and the Sponsor
10.9	Letter Agreement between the Company and each director and executive officer of the Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 13, 2020

MONTES ARCHIMEDES ACQUISITION CORP.

By:	/s/ Maria C. Walker
Name:	Maria C. Walker
Title:	Chief Financial Officer

4